1 This material contains estimates and forward - looking statements. The words “believe,” “may,” “might,” “will,” “aim,” “estimate,” “continue,” “would,” “anticipate, ”“intend,” “expect,” “plan” and similar words are intended to identify estimates and forward - looking statements. Our estimates and forward - looking statements are mainly based on our current expectations and estimates of future events and trends, which affect or might affect our businesses and operations. Although we believe that these estimates and forward - looking statements are based upon reasonable assumptions, they are subject to many risks and uncertainties and are made in light of information currently available to us. Our estimates and forward - looking statements may be influenced by the following factors, among others : risks related to the costs, timing, regulatory review and results of our studies and clinical trials; our ability to obtain FDA approval of our product candidates; differences between historical studies on which we have based our planned clinical trials and actual results from our trials; our anticipated capital expenditures, our estimates regarding our capital requirements, and our need for future capital; our liquidity and working capital requirements; our expectations regarding our revenues, expenses and other results of operations; the unpredictability of the size of the markets for, and market acceptance of, any of our products; our ability to sell any approved products and the price we are able realize; our need to obtain additional funding to develop our products, and our ability to obtain future funding on acceptable terms; our ability to retain and hire necessary employees and to staff our operations appropriately; our ability to compete in our industry and innovation by our competitors; our ability to stay abreast of and comply with new or modified laws and regulations that currently apply or become applicable to our business; estimates and estimate methodologies used in preparing our financial statements; the future trading prices of our common stock and the impact of securities analysts’ reports on these prices; and the risks set out in our filings with the SEC, including our Annual Report on Form 10 - K. Estimates and forward - looking statements involve risks and uncertainties and are not guarantees of future performance. As a result of known and unknown risks and uncertainties, including those described above, the estimates and forward - looking statements discussed in this material might not occur and our future results and our performance might differ materially from those expressed in these forward - looking statements due to, including, but not limited to, the factors mentioned above. Estimates and forward - looking statements speak only as of the date they were made, and, except to the extent required by law, we undertake no obligation to update or to review any estimate and/or forward - looking statement because of new information, future events or other factors. Forward Looking Statements

» A Gastroenterology Phase III biopharmaceutical company focused on bringing 505b2 products to market for unmet needs, especially in the area of anal disorders - a neglected area of drug development. » Current Portfolio  VEN 307 - Phase III data for first pivotal program showed good tolerability, significant improvement in efficacy outcomes for anal fissures  Critical mass market focused in gastroenterologist and colorectal surgeons  L ifecycle opportunities  VEN 308 – Proof of concept in fecal incontinence associated with Ileal Pouch Anal Anastomosis (IPAA)  Orphan disorder treated in ~ 40 CRS centers nationwide  E xpansion opportunity » Funded through key milestones  Sufficient cash and cash equivalents for approval of VEN 307 2 Company Overview

Pipeline 3 Program (Pathway) Indication ClinicalPhase Potential NDA Filing Commercial Rights I II III VEN 307* Diltiazem (505(b)2 ) Anal Fissures 2013 North America VEN 308 (505(b)2) Fecal Incontinence 2015 North America Late Stage Pipeline with Data - Validated Phase III Candidate and Phase IIb Ready Candidate with POC in Orphan Indication *Phase III data released May 14, 2012

VEN 307: Diltiazem Cream Novel Treatment for Anal Fissures

5 Anal Fissures: Cause and Management Increased sphincter tone Local ischemia Tear (fissure) in anal canal Cause Severe pain on defecation Treatment options Control constipation, topical steroids Reduce sphincter tone Compounded Topical drugs: • GTN* • diltiazem Botox Surgery Sphincters (muscles) Anal fistula * Rectiv (topical GTN) recently approved by FDA, lanched 3/2012 by Aptalis Anal fissure 1.1 million office visits/year

6 VEN 307 ( diltiazem ) Summary 2% topical diltiazem cream applied peri - anally TID Mechanism of Action » Calcium channel blocker  Relaxes the internal anal sphincter, reducing pain and increasing tissue blood flow Preclinical Safety » Preclinical topical safety with 2% diltiazem twice daily for ninety days Clinical Pharmacology » Topical has < 10% systemic exposure as oral dose but significantly greater effect on sphincter tone – i.e., blood levels do not predict activity. Low exposure = better tolerability than oral diltiazem Clinical Data » Numerous clinical trials with ~1,200 subjects » Infrequent mild adverse events (AE) reported » Similar or better reduction in pain, significantly better tolerability than with nitroglycerin (GTN) » 1 ST pivotal complete: 465 subjects, significant improvement vs placebo, tolerability confirmed

7 Pivotal Phase III Trial » FDA (analgesia division) pre - IND meeting conducted in August 2007  Achieved clarity on primary endpoint: reduction in pain  Confirmed safety database and tox requirement » Phase III trial conducted by SLA (Ex - North America licensor)  3 arms, 155 pts per arm: 2%, 4% diltiazem TID, and placebo in 31 sites in Europe  Romania (11 centers, 66%), Bulgaria, Spain, UK, Germany, Lithuania  94.6% of subjects completed the 12 - week study  Primary outcome: Change from baseline in average of worst anal pain associated with, or following, defecation at Week 4 on an 11 - point numerical rating scale ( Likert - like scale)  Selected secondary outcomes:  Change from baseline in average of daily overall AF - related pain at Week 4  Proportion of subjects who have complete healing of AF at Week 8  Change in the Patient’s Global Impression of Improvement at Week 4 Study Hit AF “Trifecta” Outcome never before achieved in a single trial of a topical drug

Primary Endpoint: Average Score of Worst Anal Pain Associated with, or Following, Defecation at Week 4 8 Ÿ = p <0.05 for both diltiazem treatments ▲ ▲ ▲ ▲ ▲ ▲ Compared with placebo, significant reductions with diltiazem from Week 3 For 4% diltiazem, p = 0.011 vs placebo For 2% diltiazem, p = 0.013 vs placebo

Secondary Endpoint: Average Score of Daily AF Pain at Week 4 2.0 2.5 3.0 3.5 4.0 4.5 5.0 5.5 6.0 6.5 Baseline 1 2 3 4 5 6 7 8 4% diltiazem 2% diltiazem Placebo 9 ź = p <0.05 for 2% diltiazem only Ÿ = p <0.05 for both diltiazem treatments Compared with placebo, significant reductions with diltiazem from Week 2 ź ź Ÿ Ÿ Ÿ Ÿ Ÿ For 4% diltiazem, p = 0.030 vs placebo For 2% diltiazem, p = 0.018 vs placebo

Secondary Endpoint: Healing of Anal Fissure at Week 8 10 Compared with placebo, significantly greater healing with diltiazem at Week 8 32.70% 31.20% 23.90% 0% 5% 10% 15% 20% 25% 30% 35% 4% diltiazem 2% diltiazem Placebo p = 0.018 vs placebo p = 0.036 vs placebo

Adverse Events: Incidence of Headache 11 14.70% 12.30% 14.20% 0% 2% 4% 6% 8% 10% 12% 14% 16% 4% diltiazam 2% diltiazem Placebo No significant differences between diltiazem and placebo

Summary Phase III Results (May 14, 2012) » Both 4% and 2% diltiazem treatment arms demonstrated significant improvements compared to placebo: 1. In the primary endpoint of average of worst anal pain associated with or following defecation (pain score improvement 0.44, p=0.0108, 4%; 0.43, p=0.0134, 2%); 2. In the secondary endpoints of overall anal - fissure - related pain (pain score 0.36, p=0.030, 4%; 0.40, p=0.0183, 2%); and 3. In the secondary endpoints of anal fissure healing (32.7%, p=0.0181, 4%; 31.2%, p=0.0359, 2%). » Compared with placebo, 2% diltiazem significantly improved the Patient’s Global Impression of Improvement measure at Week 4 (p = 0.016) and Week 8 (p = 0.033) » Adverse events similar in all 3 arms 12

13 VEN 307 Planned Next Steps and Estimated Timeline » Meeting held with FDA division head and relevant disciplines to determine if NDA can be filed with the single PH III and other requirements for NDA submission  If yes, then filing approx. end Q1 2013, PDUFA Jan 2014  If 2 studies required then file NDA Q4 2013; PDUFA early Q4 2014  Minutes expected early October » Planned second Phase III trial (claim expansion & CRL hedge)  Phase III study conducted primarily in the US to initiate 10/2012 . Additional sites in Canada, Israel and Mexico. Ready to file with FDA by end 2013 (with two Phase 3 studies)  May run in parallel with NDA review (if filed March 2013, based only on Europe study) » Life cycle management: BID Formulation  US patent Feb 2018, HW extension to 8/2019; pediatric extension to Q2 - 2020 . After this, generic approvals will be difficult (topical, trade secrets, re - formulation , will need clinical study and comparative PK in AF patients)  Have developed 4 possible extended release formulations: all patentable (exp. 2033), all B.I.D. or O.D. Need animal and human manometry to fully characterize  Conduct 1 US PH III trial with 1 extended release formulation, if one is acceptable, in 2015, file NDA 2016/2017

Multiple Major Milestones Expected Over Next 18 Months 14 2nd Phase 3 Trial BID Final Formulation Development Q3 - 12 Q4 - 12 Q1 - 13 Q2 - 13 Q3 - 13 Q4 - 13 FDA Meeting Potential NDA Filing with One Study Potential NDA Filing with Two Studies Publication of 1st Phase 3

VEN 307: Commercial Overview

Anal Fissure Market Summary » ~1.1 million office visits per year 1 » ~700k unique patients diagnosed with anal fissures annually 1 » Majority seen by Surgeons 1 » Current Treatments:  Fiber/Stool softeners/ Sitz  Rectiv ®  Compounded Diltiazem/ Nifedipine  Topical Hydrocortisone  Lidocaine  Botox  Surgery Surg 73% GE 5% PCP 13% Other 9% % of Unique Patients Treated by Specialty 16 1 Physician Drug and Diagnosis Audit – SDI 2010

17 Competitive Treatments for Anal Fissure 1 Cross, KLR., et al., (2008) The Management of Anal Fissure: ACPGBI Position Statement . Colorectal Disease, 10 (Suppl. 3), 1 - 7. 2 Madoff , RD., & Fleshman , JW. (2003) AGA Technical Review on the Diagnosis and Care of Patients With Anal Fissure . Gastroenterology, 124, 235 – 245 Rectiv™ 0.4% GTN ointment BID (Topical Nitroglycerine) Approved in the US for moderate and severe pain of chronic anal fissure, launched March 2012 Priced at $730 WAC per 8 week course Extensive literature reporting improved pain but difficult side effect profile: high rate of headaches (64% of patients, often severe), flushing, nausea and dizziness Medical associations’ guidelines have consistently directed physicians to topical diltiazem over GTN as 1st line therapy 1, 2 Calcium Channel Blockers (CCB) Compounded nifedipine is used to a lesser extent than diltiazem Less literature available Topical Anesthetic Short acting No supportive data 1 Topical Hydrocortisone QID dosing Not approved for treatment of anal fissures No supportive data 1 Botox Invasive procedure Out of pocket cost for patients Surgery Forcible dilatation and sphincterotomy Most often curative, but fecal incontinence is a problem

18 1 st Line Therapy by Specialty (Patient Share) DTZ 40% Nif 9% GTN 2% Fib/SS/Sitz 24% HC/Lido 17% Other 8% DTZ 6% Nif 11% GTN 55% Fib/SS/Sitz 9% HC/Lido 14% Other 6% DTZ 1% Nif 0% GTN 2% Fib/SS/Sitz 58% HC/Lido 34% Other 6% Surg1 1,500 GE 1 10,000 FP/IM 1 100k + 1. Clinical trial site survey – Ventrus 2012 2. Physician Drug and Diagnosis Audit - SDI 2010 3. Eidetic Market Research - 2002 Projected AF Patients - utilizing PDDA data 2 : ~538k (358/MD) ~34k(3.4/MD) ~96k Projected AF Patients – Factored 2002 Primary Market Research 3 : ~515k (343/MD) ~620k(62/MD) Not Projectable Calculated Current CCB Treated AF Patients: ~240 - 263k (160 - 175/MD) ~6 - 105k(1 - 10/MD) ~1k

COMPETITIVE POSITIONING » vs COMPOUNDED CALCIUM CHANNEL BLOCKERS: main target  Limited number of compounding pharmacies – VEN 307 should be widely available  Dr. has to write a “recipe” vs a simple scrip for VEN 307  Concentration of compounded CCB’s is highly variable between pharmacies, prescriptions and within each tube - VEN 307 made to FDA standards  Patient has to pay (80$ - 200$/month) with no or very low assistance/reimbursement: Ventrus plans to provide copay coupons to get patient out - of - pocket costs to < 50$ » vs RECTIV or compounded nitroglycerin: second target  Nitro and CCB’s believed to be equally effective (Cochrane review 2012 & association guidelines)  Nitro has a very high rate of moderate to severe headaches: VEN 307 has no incremental side effects over placebo and is recommended as 1 st line pharmacological treatment by US surgery guidelines » vs Cortisone &/or Lidocaine : expansion opportunity  No evidence of safety or efficacy, limited reimbursement for these products 19

VEN 307 - Diltiazem Cream 20 Prototypical Spec. Pharma Product Ideal First Product for Small Biotech Company Competitive Profile Lifecycle Opportunities Expect Easily Self - Commercialized • DTZ is already preferred treatment for AF • Extensive literature & KOL supporting 1 st line use • Only approved competitor has rate limiting SE profile • Majority of AF treated by ~1,500 specialists • Critical mass within target market of >500k patients • Market within targeted physicians of $200 - 300M • Reduced dosing frequency with potentially patentable delivery technology • Future launch of i mproved metered dose packaging • Topical product with limited systemic exposure Additional Upside: Improve differential diagnosis of anal rectal disorders

VEN 308: Topical Phenylephrine Novel Treatment for Fecal Incontinence

Fecal Incontinence Summary Symptoms:  IPAA – Frequent soiling (seepage)  General – Mild soiling to severe urge incontinence Causes:  IPAA – Loss of muscle tone and sensation, liquid stool  General – Multiple etiologies, co - morbid with many GI and other disorders, child birth Current Treatments:  OTC – Bulking fiber, Imodium, pads  Rx – No agents available  Invasive – Dermal filler ( Solesta ®), surgery to repair sphincter damage Most Common Pouch Procedure

23 VEN 308 (phenylephrine) Summary topical phenylephrine applied peri - anally Mechanism of Action » A selective alpha - 1 agonist that causes internal sphincter contraction and elevates maximum resting anal sphincter pressure Preclinical Safety » Oral – 2 year carcinogenicity, 12 week toxicology available for RLD » Dermal sensitization and irritation done in experimental formulation Clinical Data » Pharmacodynamic increase in maximum resting anal pressure » Proof of concept in 12 IPAA patients over 28 day period » >100 patients in multiple studies in passive FI with mixed results

VEN308 Status » Originally introduced into US market as nasal decongestant (5 - 15 mg QID oral), 2006 - 17 million TRx /yr in US » 2000 – Two clinical studies published  Carapeti 1 – IPAA FI PE vs. PBO, PE improved 28 day FI scores (p=0.001), PE improved patient subjective measure (p=0.04), no reported side effects.  Carapeti 2 – General FI PE vs. PBO, NS differences in FI scores, 6 PE and 2 Plc patient had >75 subjective improvement, 3 patients had mild local dermatitis » CMC – Final formulation in development » Pre - IND meeting June 21 st 2007  Confirmed Orphan development plan  Confirmed objectives of dose range study 1. Carapeti E, et al, Randomized controlled crossover trial of topical phenylephrine for fecal incontinence in IPAA, Dis Colon Rectum (2000); 43(8), 1059 - 1063 2. Carapeti E, et al, Randomized controlled crossover trial of topical phenylephrine for general fecal incontinence, BJS (2000); 87, 38 - 42

Phenylephrine Gel – Increases Maximum Anal Resting Pressure 0% 5% 10% 15% 20% 25% 30% 35% 40% 5% 10% 20% 30% Mean % Chg cm H2O % PE Concentration p=.012 p<.0001 n=12 Healthy patients p<.0001 p<.0001 Source: Carapeti , E, Topical phenylephrine increases anal sphincter resting pressure, British Journal of Surgery (1999); 86, 267 - 270

Phenylephrine Gel Improves 28 Day Symptom Scores in IPAA Patients 0 50 100 150 200 250 Placebo Phen 10% 4 Wk FI Score 28 Day Symptom Score P=.001 n=12 IPAA FI patients Source: Carapeti E, et al, Randomized controlled crossover trial of topical phenylephrine for fecal incontinence in IPAA , Dis Colon Rectum (2000); 43(8), 1059 - 1063

Fecal Incontinence Market Summary » Patient Population  Orphan 50 – 100k  25 % of Ulcerative Colitis patients undergo surgical resection procedures such as IPAA; approximately 30% will develop FI post op  General FI Population - 9 million  63% female  very complex condition; multiple types. Best area for PE is where external sphincter malfunction is the critical element » Competitive Landscape  Bulking Fiber, Pads standard of care  No approved products in US/EU  Solesta ® – No data regarding applicability in this population (IPAA)  IPAA population focused in GI and CRS…at about 40 tertiary care centers in the US

28 Financials June 30, 2012 » Nasdaq (IPO 2010): VTUS » Cash balance  Cash and cash equivalents $ 29 Mil » Stock data  Fully diluted shares outstanding 15.5 Mil  Shares outstanding 12.4 Mil

Backup Slides VEN 307

Enrollment Criteria » Inclusion criteria  Written informed consent  An average of ≥4 on the 11 - point NRS during the screening phase for worst anal pain associated with, or following, defecation for the most recent 3 days of the 7 - day screening period in which the subject has defecated  Evidence of anal fissure  Willingness to stop all concomitant topical preparations  Ability to use Interactive Voice Recognition System (IVRS) diary » Exclusion criteria  Use of opioids and other analgesics (except acetaminophen up to 4 g per day and ibuprofen up to 1.8 g per day)  Prior lateral sphincterotomy or other previous surgery  AF associated with other conditions  Cardiovascular disease  Pregnancy, lactation 31

Study Design 32

Baseline Demographics Variable 4% diltiazem 2% diltiazem Placebo Age (years) 42.3 ± 13.6 44.2 ± 14.2 43.2 ± 12.5 Male 38.5% 48.1% 43.9% Female 61.5% 51.9% 56.1% Caucasian 100.0% 100.0% 99.4% Height (cm) 169.3 ± 7.8 170.8 ± 9.1 168.9 ± 13.6 Weight (kg) 73.9 ± 16.6 77.5 ± 17.7 76.0 ± 18.1 33 Geographic distribution of all 465 enrolled subjects 66.45% 18.49% 6.45% 3.66% 3.01% 1.94% Romania Bulgaria Germany Lithuania United Kindom Spain

Patient Disposition 34

Secondary Endpoint: PGI - I at Week 4 35 Patient’s Global Impression of Improvement (PGI - I) 0.60% 7.10% 87.20% 0.00% 3.20% 93.60% 1.90% 8.40% 85.20% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Worse No change Improved 4% diltiazem 2% diltiazem Placebo At Week 4 for 2% diltiazem, p = 0.011 vs placebo At Week 8 for 2% diltiazem, p = 0.033 vs placebo

Selected Adverse Events Condition 4% diltiazem 2% diltiazem Placebo Gastrointestinal 65.4% 59.1% 54.2% Proctalgia (anal pain) 42.3% 41.6% 45.2% Nervous system 17.3% 13.0% 14.8% Infections 8.3% 7.1% 3.9% General disorders 3.8% 3.2% 5.2% Musculoskeletal 2.6% 2.6% 1.9% Metabolism 1.3% 3.9% 1.3% Blood, lymphatic 1.9% 0.6% 1.9% Hepatobiliary 1.3% 1.3% 1.3% Psychiatric 1.9% 0.0% 1.3% Respiratory 1.3% 0.6% 0.6% Skin 1.3% 0.6% 0.6% Cardiac 0.6% 0.0% 0.4% Vascular 0.0% 0.6% 0.0% 36

Gastrointestinal Adverse Events Condition 4% diltiazem 2% diltiazem Placebo Gastrointestinal 65.4% 59.1% 54.2% Proctalgia (anal pain) 42.3% 41.6% 45.2% Anal pruritus 14.7% 14.9% 7.7% Anorectal discomfort 15.4% 13.6% 5.8% Abdominal pain 3.2% 2.6% 5.2% Anal haemorrhage 2.6% 3.2% 5.2% Constipation 3.2% 0.6% 3.2% Abdominal pain upper 2.6% 1.9% 1.3% Diarrhoea 2.6% 0.6% 0.6% Faeces hard 1.9% 0.6% 0.6% Toothache 1.3% 1.3% 0.6% Haemorrhoids 1.9% 0.6% 0.6% Anal inflammation 1.3% 1.3% 0 Rectal haemorrhage 0.6% 0.6% 1.3% 37

Gastrointestinal Adverse Events (Cont.) Condition 4% diltiazem 2% diltiazem Placebo Gastrointestinal 65.4% 59.1% 54.2% Nausea 0.6% 0 1.9% Anal fissure 0.6% 0.6% 0.6% Dyspepsia 1.9% 0 0 Anal fistula 0.6% 0 0.6% Anal spasm 0 1.3% 0 Periproctitis 0.6% 0 0.6% Abdominal pain lower 0.6% 0 0 Haematochezia 0 0.6% 0 Abdominal distension 0.6% 0 0 Anal polyp 0.6% 0 0 Anal prolapse 0.6% 0 0 Anal ulcer 0.6% 0 0 Faecal incontinence 0 0.6% 0 Flatulence 0.6% 0 0 Gingival bleeding 0.6% 0 0 Irritable bowel syndrome 0.6% 0 0 Painful defaecation 0 0.6% 0 Pancreatitis 0 0 0.6% Perianal erythema 0.6% 0 0 38

Infections Adverse Events Condition 4% diltiazem 2% diltiazem Placebo Infections 8.3% 7.1% 3.9% Nasopharyngitis 2.6% 3.2% 1.9% Influenza 2.6% 0.6% 1.9% Sinusitis 0.6% 0.6% 0 Cystitis 0.6% 0 0 Acute tonsillitis 0 0.6% 0 Gastroenteritis 0 0.6% 0 Pneumonia 0 0.6% 0 Respiratory tract infection 0.6% 0 0 Tonsillitis 0.6% 0 0 Tooth abscess 0 0.6% 0 Vulvovaginal candidiasis 0.6% 0 0 Vulvovaginal mycotic infection 0 0.6% 0 39

Metabolic and Nutritional Adverse Events Condition 4% diltiazem 2% diltiazem Placebo Metabolism and nutrition disorders 1.3% 3.9% 1.3% Dyslipidaemia 0.6% 1.3% 0.6% Hypertriglyceridaemia 0 1.9% 0.6% Hypercholesterolaemia 0 0.6% 0 Hyperglycaemia 0.6% 0 0 40